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              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549
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                           FORM 8-K

                        CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): January 1, 1999


                  Jones Apparel Group, Inc.
    (Exact name of registrant as specified in its charter)
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       PENNSYLVANIA                                           06-0935166
(State or other jurisdiction        1-10746                 (IRS Employer
     of incorporation)       (Commission File Number)   Identification Number)


                    250 RITTENHOUSE CIRCLE
                      BRISTOL, PA 19007
    (Address of principal executive offices and Zip Code)

 Registrant's telephone number, including area code: (215) 785-4000

                        Not applicable
 (Former name or former address, if changed since last report)


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Item 5.  Other Events.

          On January 1, 1999, Jones Apparel Group, Inc. (the "Company") consummated a corporate reorganization (the "Asset Drop-Down Transaction"), which the Company believes will provide certain tax benefits. Under the Asset Drop-Down Transaction, the Company transferred all operations which it had previously directly conducted to a new wholly owned subsidiary, Jones Apparel Group USA, Inc. ("Jones USA"), a Pennsylvania corporation. In addition, the Company formed another new wholly owned subsidiary, Jones Apparel Group Holdings, Inc. ("Jones Holdings"), a Delaware corporation. Jones Holdings serves as an intermediate holding company, immediately above Jones USA and immediately below the Company, and holds the interests, either directly or indirectly, in all the Company's other subsidiaries.

          As a result of the Asset Drop-Down Transaction:

          o The Company is the parent holding company and holds 100% of the equity in Jones Holdings;

          o Jones Holdings is an intermediate holding company and the only direct subsidiary of the Company;

          o Jones Holdings holds 100% of the equity in Jones USA; and

          o The Company's other subsidiaries have become either direct or indirect subsidiaries of Jones Holdings.

          Concurrently with the consummation of the Asset Drop-Down Transaction, Jones USA assumed the role of obligor of the Company's Senior Notes due 2001, with the Company remaining and Jones Holdings becoming co-obligors of the Senior Notes. In addition, Jones USA assumed the role of obligor under the Company's Senior Credit Facilities, with the Company remaining and Jones Holdings becoming co-obligors under the Senior Credit Facilities. It is expected that Jones USA will make all payments in connection with the Senior Notes and the Senior Credit Facilities.

          The exhibits described below are being provided in connection with the Company's Registration Statement on Form
S-4 for its Senior Notes due 2001.

          Exhibit 99.1 contains consolidated financial statements of the Company for each of the three fiscal years in the period ended December 31, 1997 (the "Company Annual Financial Statements"). THE COMPANY ANNUAL FINANCIAL STATEMENTS, WHICH INCLUDE THE OPINION OF BDO SEIDMAN, LLP, THE COMPANY'S INDEPENDENT ACCOUNTANTS, ARE IDENTICAL TO THE CORRESPONDING FINANCIAL STATEMENTS CONTAINED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, EXCEPT THAT A NEW NOTE NUMBER 17, CONTAINING SUMMARIZED FINANCIAL INFORMATION FOR JONES USA, HAS BEEN ADDED. The Company Annual Financial Statements are hereby incorporated by reference.

          Exhibit 99.2 contains unaudited condensed consolidated financial statements of the Company for the nine months ended September 27, 1998 (the "Company Nine-Month
Financial Statements"). THE COMPANY NINE-MONTH FINANCIAL


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STATEMENTS ARE IDENTICAL TO THE CORRESPONDING FINANCIAL
STATEMENTS CONTAINED IN THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 27, 1998, EXCEPT THAT A NEW NOTE NUMBER 7, CONTAINING SUMMARIZED FINANCIAL INFORMATION FOR JONES USA, HAS BEEN ADDED. The Company Nine-Month Financial Statements are hereby incorporated by reference.


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Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit 99.1 Consolidated financial statements of the Company for each of the three fiscal years in the period ended December 31, 1997

Exhibit 99.2 Condensed consolidated financial statements of the Company for the nine months ended
               September 27, 1998


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                          SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              JONES APPAREL GROUP, INC.,
                               Registrant

                              By:  /s/ Wesley R. Card
                                 -------------------------
                                 Wesley R. Card
                                 Chief Financial Officer


January     , 1999


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                         EXHIBIT LIST


Exhibit 99.1 Consolidated financial statements of the Company for each of the three fiscal years in the period ended December 31, 1997

Exhibit 99.2 Condensed consolidated financial statements of the Company for the nine months ended
               September 27, 1998